EXHIBIT 10.3

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (1) REGISTRATION IN COMPLIANCE WITH SUCH ACT AND SUCH STATE LAWS OR (2) AN EXEMPTION FROM SUCH REGISTRATION.

                              COMMON STOCK WARRANT

                  To Purchase 922,819 Shares of Common Stock of

                           SELECT COMFORT CORPORATION

                               September 28, 2001

     THIS CERTIFIES THAT, for good and valuable consideration, the receipt of which is hereby acknowledged, MEDALLION CAPITAL, INC. is entitled to subscribe for and purchase from SELECT COMFORT CORPORATION, a Minnesota corporation (herein called the "Company"), at any time from and after the date hereof through and including September 28, 2006 (the "Expiration Date") 922,819 fully paid and nonassessable shares of the Company's common stock at an exercise price of $1.02 per share, subject to adjustment as provided below.

     This Warrant is subject to the following provisions, terms and conditions:

     1. EXERCISE.

          (a) CASH EXERCISE. The rights represented by this Warrant may be exercised by the holder hereof, in whole or in part (but not as to a fractional share of common stock), by written notice of exercise delivered to the Company on or before the Expiration Date and by the surrender of this Warrant (properly endorsed if required) at the principal office of the Company and upon payment to it by certified or cashier's check of the purchase price for such shares.

          (b) NET EXERCISE. In lieu of paying the exercise price to exercise this Warrant pursuant to paragraph 1(a) above, the holder may elect to receive shares of common stock equal to the value of this Warrant (or of any portion thereof remaining unexercised) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the holder a number of shares of the Company's common stock computed using the following formula:

          X = Y (A-B)
              -------
                 A



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

     Where X = the number of shares of common stock to be issued to the holder.

          Y = the number of shares of common stock purchasable under this Warrant (at the date of such calculation).

          A = the fair market value of one share of the Company's common stock (at the date of such calculation).

          B = Warrant exercise price (as adjusted to the date of such calculation).

     For purposes of this paragraph 1(b), fair market value of one share of the Company's common stock shall mean:

          (i) The average of the closing bid and asked prices of the common stock on the over-the-counter market or the closing price quoted on any exchange on which the common stock is listed, whichever is applicable, as published in The Wall Street Journal or any other reputable publication, for the ten (10) trading days prior to the date of determination of fair market value; or

          (ii) If the common stock is not traded over-the-counter or on an exchange, the per share fair market value of the common stock shall be as determined by agreement of the Company and the holder of this Warrant, or if they cannot agree, by an independent appraiser appointed in good faith by the Company's Board of Directors. The cost of such appraisal shall be borne by the Company.

     2. ISSUANCE OF SHARES. The Company agrees that the shares purchased hereby shall be and are deemed to be issued to the record holder hereof as of the close of business on the date on which this Warrant shall have been surrendered and the payment made for such shares as aforesaid. Certificates for the shares of stock so purchased shall be delivered to the holder hereof within a reasonable time, not exceeding ten (10) days after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the number of shares, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the holder hereof within such time.

     3. COVENANTS OF COMPANY. The Company covenants and agrees that all shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized and issued, fully paid, nonassessable and free from all liens and charges with respect to the issue thereof, and without limiting the generality of the foregoing, the Company covenants and agrees that it will from time to time take all such action as may be required to assure that the par value per share of the common stock is at all times equal to or less than the then effective purchase price per share of the common stock issuable pursuant to this Warrant. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issue or transfer upon exercise of the subscription


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

rights evidenced by this Warrant, a sufficient number of shares of its common stock to provide for the exercise of the rights represented by this Warrant.

     4. ANTI-DILUTION ADJUSTMENTS. The above provisions are, however, subject to the following:

          (a) In case the Company shall at any time hereafter subdivide or combine the outstanding shares of common stock or declare a dividend payable in common stock, the exercise price of this Warrant in effect immediately prior to the subdivision, combination or record date for such dividend payable in common stock shall forthwith be proportionately increased, in the case of combination, or decreased, in the case of subdivision or dividend payable in common stock, and each share of common stock purchasable upon exercise of the Warrant shall be changed to the number determined by dividing the then current exercise price by the exercise price as adjusted after the subdivision, combination, or dividend payable in common stock.

          (b) In case the Company shall at any time after the original issuance of this Warrant, but prior to the expiration date of this Warrant, issue any shares of common stock for an issuance price per share (or any rights, options, warrants, convertible notes or other instruments exercisable or exchangeable for or convertible into shares of common stock for an exercise, exchange or conversion price per share) which is less than the then current exercise price per share under this Warrant, then the exercise price per share of this Warrant shall be immediately reduced to an amount equal to (i) the exercise price then in effect, multiplied by (ii) a fraction, the numerator of which shall be: an amount equal to the sum of (a) the number of shares of the Company's common stock outstanding immediately prior to such issuance or sale multiplied by the exercise price then in effect, and (b) the total consideration payable to the Company upon such issuance of sale of such shares and such purchase rights and upon the exercise of such purchase rights, and the denominator of which shall be the amount  determined by multiplying
     (aa) the number of shares of common stock outstanding immediately after such issuance or sale plus the number of the shares of common stock issuable upon-the exercise of any purchase rights thus issued, by (bb) the exercise price then in effect.

     If any options, warrants, conversion or purchase rights that are taken into account in any such adjustment of the exercise price subsequently expire without exercise, the exercise price shall be recomputed by deleting such options or purchase rights.

     In connection with any such reduction in the exercise price of this Warrant, the number of shares purchasable under this Warrant shall be proportionately increased, such that each share of common stock purchasable upon exercise of this Warrant shall be changed to the number determined by dividing the exercise price prior to such reduction by the exercise price as adjusted. The adjustments provided for in this paragraph shall not apply to: (i) the exercise or


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

     conversion after the date of this Warrant of any option, warrant, convertible note or other security or right which was issued by the Company prior to the issuance of this Warrant, and (ii) the grant of options to purchase common stock to employees or directors of the Company, or to consultants to the Company, or pursuant to the Company's employee stock purchase plan, and the issuance of shares of common stock pursuant to the exercise of such options.

          (c) For the purposes of paragraph (b), the following provisions (A) to
     (E), inclusive, shall also be applicable:

               (A) Except as provided in paragraph (b) above, in case at any time the Company shall grant (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of, (1) common stock or (2) any
          obligations   or  any  shares  of  stock  of  the  Company  which  are
          convertible into or exchangeable for common stock (any of such obligations or shares of stock being hereinafter called "Convertible Securities") whether or not such rights or options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which common stock is issuable upon the exercise of such rights or options or upon conversion or exchange of such Convertible Securities (determined by dividing (aa) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of such rights or options, plus, in the case of such rights or options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (bb) the total maximum number of shares of common stock issuable upon the exercise of such rights or options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options) shall be less than the exercise price of this Warrant in effect immediately prior to the time of the granting of such rights or options, then the total maximum number of shares of common stock issuable upon the exercise of such rights or options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such rights or options shall (as of the date of granting of such rights or options) be deemed to have been issued for such price per share. Except as provided in paragraph (d) below, no further adjustments of the exercise price of this Warrant shall be made upon the actual issue of such common stock or of such Convertible Securities upon exercise of such rights or options or upon the actual issue of such common stock upon conversion or exchange of such Convertible Securities.

               (B) In case the Company shall issue or sell (whether directly or by assumption in a merger or otherwise) any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which common stock is issuable upon such conversion or exchange (determined by dividing (aa) the total amount received or receivable by the

          Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (bb) the total maximum number of shares of common stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the exercise price of this Warrant in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of common stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued for such price per share, provided that (1) except as provided in paragraph (d) below, no further adjustments of the exercise price of this Warrant shall be made upon the actual issue of such common stock upon conversion or exchange of such Convertible Securities, and (2) if any such issue or sale of such Convertible Securities is made upon exercise of any rights to subscribe for or to purchase or any option to purchase any such Convertible Securities for which adjustments of the exercise price of this Warrant have been or are to be made pursuant to other provisions of this paragraph (c), no further adjustment of the exercise price of this Warrant shall be made by reason of such issue or sale.

               (C) In case any shares of common stock or Convertible Securities or any rights or options to purchase any such common stock or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor, without deduction therefrom of any expenses incurred or any underwriting commissions, discounts or concessions paid or allowed by the Company in connection therewith. In case any shares of common stock or Convertible Securities or any rights or options to purchase any such common stock or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined by the Board of Directors of the Company, without deducting therefrom of any expenses incurred or any underwriting commissions, discounts or concessions paid or allowed by the Company in connection therewith. In case any shares of common stock or Convertible Securities or any rights or options to purchase such common stock or Convertible Securities shall be issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value as determined by the Board of Directors of the Company of such portion of the assets and business of the non-surviving corporation or corporations as such Board shall determine to be attributable to such common stock, Convertible Securities, rights or options, as the case may be. In the event of any consolidation or merger of the Company in which the Company is not the surviving corporation or in the event of any sale of all or substantially all of the assets of the Company for stock or other securities of any other corporation, the Company shall be deemed to have issued a number of shares of its common stock for stock or securities of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated and for a consideration equal to the fair market value on the date of such transaction of such stock or securities of the other corporation, and if any such calculation results in adjustment of the exercise price of this Warrant, the determination of the number of shares of common stock issuable upon exercise of this Warrant immediately prior to such merger, conversion or sale, for purposes of paragraph (f) below, shall be made after giving effect to such adjustment of the exercise price of this Warrant.

               (D) In case the Company shall take a record of the holders of its common stock for the purpose of entitling them (1) to receive a dividend or other distribution payable in common stock or in Convertible Securities, or in any rights or options to purchase any common stock or Convertible Securities, or (2) to subscribe for or purchase common stock or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of common stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such rights of subscription or purchase, as the case may be.

               (E) The number of shares of common stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of common stock for the purposes of this paragraph (c).

          (d) If (A) the purchase price provided for in any right or option referred to in clause (A) of paragraph (c) above, or (B) the additional consideration, if any, payable upon the conversion or exchange of Convertible Securities referred to in clause (A) or (B) of paragraph (c) above, or (C) the rate at which any Convertible Securities referred to in clause (A) or (B) of paragraph (c) above are convertible into or exchangeable for common stock shall change at any time (other than under or by reason of provisions designed to protect against dilution), the exercise price of this Warrant then in effect shall forthwith be increased or decreased to such exercise price of this Warrant which would have obtained had the adjustments made upon the issuance of such rights, options or Convertible Securities been made upon the basis of (1) the issuance of the number of shares of common stock theretofore actually delivered upon the exercise of such options or rights or upon the conversion or exchange of such Convertible Securities, and the total consideration received therefor, and (2) the issuance at the time of such change of any such options, rights or Convertible Securities then still outstanding for the consideration, if any, received by the Company therefor and to be received on the basis of such changed price; and on the expiration of any such option or right or the termination of any such right to convert or exchange such Convertible Securities, the exercise price of this Warrant then in effect hereunder shall forthwith be increased to such exercise price of this Warrant which would have obtained had the adjustments made upon the issuance of such rights or options or Convertible Securities been made upon the basis of the issuance of the shares of common stock theretofore actually delivered (and the total consideration received therefor) upon the exercise of such rights or options or upon the conversion or exchange of such Convertible Securities. If the purchase price provided for in any such right or option referred to in clause (A) of paragraph (c) above or the rate at which any Convertible Securities referred to in clause (A) or (B) of paragraph (c) above are convertible into or exchangeable for common stock shall decrease at any time under or by reason of provisions with respect thereto designed to protect against dilution, then in case of the delivery of common stock upon the exercise of any such right or option or upon conversion or exchange of any such Convertible Security, the exercise price of this Warrant then in effect hereunder shall forthwith be decreased to such exercise price of this Warrant as would have obtained had the adjustments made upon the issuance of such right, option or Convertible Securities been made upon the basis of the issuance of (and the total consideration received for) the shares of common stock delivered as aforesaid.


          (e) No fractional shares of common stock are to be issued upon the exercise of the Warrant, but the Company shall pay a cash adjustment in respect of any fraction of a share which would otherwise be issuable in an amount equal to the same fraction of the market price per share of common stock on the day of exercise as determined in good faith by the Company.

          (f) If any merger, capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of common stock shall be entitled to receive stock, securities or assets with respect to or in exchange for common stock then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the holder hereof shall hereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of the common stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such common stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including without limitation provisions for adjustments of the Warrant purchase price and of the number of shares purchasable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger, or the corporation purchasing such assets, shall assume by written instrument executed and mailed to the registered holder hereof at the last address of such holder appearing on the books of the Company, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase.

          (g) Upon any adjustment of the warrant purchase price, then and in each such case, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the registered holder of this Warrant at the address of such holder as shown on the books of the Company, which notice shall state the warrant purchase price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

     5. COMMON STOCK. As used herein, the term "common stock" shall mean and include the Company's presently authorized shares of common stock and shall also include any capital stock of any class of the Company hereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company.

     6. NO VOTING RIGHTS. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company.

     7. TRANSFER OF WARRANT OR SHARES. The holder acknowledges that it has obtained this Warrant for investment and not with the intention of making any resale or distribution. The holder further acknowledges (a) that neither this Warrant nor any of the shares of common stock obtainable under it have been registered under the Securities Act of 1933 or any state securities statutes, and (b) that neither this Warrant nor any shares of common stock obtained under it may be transferred without such registration or an opinion of legal counsel reasonably acceptable to the Company that such transfer may be made without registration. Subject to the foregoing, the Company agrees that this Warrant is transferable in whole or in part.

     8. PIGGYBACK REGISTRATION RIGHT.

          (A) GRANT OF RIGHT. If the Company shall propose to file any registration statement (except for any registration on Forms S-4, S-8 or any other similarly inappropriate form and except for any registration statement with respect to an initial public offering by the Company in which there are no selling shareholders) under the Securities Act of 1933, as amended (the "Act"), for a public offering of the Company's common stock, the Company shall notify all holders (each, a "Holder") of this Warrant and of Registrable Shares (as defined below) at least twenty (20) days prior to each such filing and will include in the Registration Statement (to the extent permitted by applicable regulation), all or a portion of the Registrable Shares to the extent requested by any Holder within fifteen (15) days after receipt of any such notice from the Company. If the Registration Statement filed pursuant to such twenty (20) day notice has not become effective within six months following the date such notice is given to the Holders, the Company shall again notify such Holders in the manner provided above.

          "Registrable Shares" shall mean (i) any shares of common stock which have been issued or are issuable upon exercise of this Warrant, and (iii) any shares of common stock issued in exchange or substitution for, or in a stock split or reclassification of, or as a stock dividend or other distribution on, or otherwise in respect of, any Registrable Shares, other than any such shares that have been theretofore registered under the Securities Act and sold or are eligible to be sold pursuant to Rule 144 promulgated under the Securities Act. Nothing in this Agreement shall be deemed to require the Company to register this Warrant, it being understood that the registration rights granted by this Section 8 relate only to shares of common stock.

          (b)  UNDERWRITTEN  OFFERINGS.  If any  registration  pursuant  to this
     Section 8 shall be underwritten in whole or in part, the Company may require that the Registrable Shares requested for inclusion pursuant to this Section 8 be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. If an offering covered by a request for registration under this Section 8 is underwritten in whole or in part and the managing underwriter of such offering determines in good faith that the total number of securities proposed to be sold in such offering exceeds the maximum number of securities which can be marketed at a price reasonably related to the then current market value of such securities and without materially and adversely affecting such offering, then the number of securities to be sold by each prospective seller (including the Company) in the offering shall be reduced as follows: first, the number of securities proposed to be registered by persons other than the Company having no registration rights shall be reduced, pro rata, to zero, if necessary; second, the number of securities proposed to be registered for sale by the Company (if the Company is not the initiator of the registration) shall be reduced to zero, if necessary; third, the number of Registrable Shares and other securities having similar incidental registration rights proposed to be registered pursuant to this Section 8 or pursuant to the exercise of such similar registration rights shall be reduced, pro rata, to zero, if necessary; and fourth, the number of securities proposed to be registered by the Company (if the Company is the initiator of the registration) or by any other persons requesting such registration pursuant to the exercise of demand registration rights (if the Company is not the initiator of the registration), shall be reduced, pro rata. Those Registrable Shares which are thus excluded from the underwritten public offering shall be withheld from the market by the holders thereof for a period, not to exceed 90 days, which the managing underwriter reasonably determines is necessary in order to effect the underwritten public offering.

          (c) SUSPENSION OF RESALES. The Company shall be entitled to suspend for a period not in excess of 90 days the use of the prospectus forming the part of any registration statement which has theretofore become effective at any time if, in the good faith judgment of the Company, there is a material development relating to the condition (financial or other) of the Company that has not been disclosed to the general public and the Chief Executive Officer and Chief Financial Officer of the Company certifies in writing to the holders of the Registrable Shares included in such registration statement and not previously sold thereunder that, after consultation with counsel, such officers have reasonably concluded that under such circumstances it would be in the Company's best interest to suspend the use of such prospectus. The holders of the Registrable Shares included in any such registration statement and not previously sold thereunder agree that upon its receipt of such written certification, it shall immediately discontinue the sale of any Registrable Shares pursuant to such registration statement until such holder has received copies of the supplemented or amended prospectus or until such holder is advised in writing that the use of the prospectus forming a part of such registration statement may be resumed and has received copies of any additional or supplemental filings that are incorporated by reference in such prospectus (provided that in no event shall any such holder be precluded hereby from the sale of any Registrable Shares pursuant to such registration statement for longer than the period that the Company is permitted to suspend the use of the prospectus forming a part of such registration statement as provided above). In addition, such holder agrees that it will either (i) destroy any prospectuses, other than permanent file copies, then in such holder's possession which have been replaced by the Company with


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     more recently dated prospectuses or (ii) deliver to the Company all copies, other than permanent file copies, then in such holder's possession of the prospectus covering such Registrable Shares that was current at the time of receipt of the aforesaid written certification.

          (d) PROVISION BY HOLDERS OF CERTAIN INFORMATION IN CONNECTION WITH REGISTRATION STATEMENT. A Holder may not include any of its Registrable Shares in a registration statement pursuant to this Warrant unless and until such Holder furnishes to the Company in writing, within ten (10) days after receipt of a request therefor, the information specified in Item 507 or 508, as applicable, of Regulation S-K promulgated under the Act for use in connection with such registration statement or the prospectus or preliminary prospectus included therein. Each Holder agrees to promptly furnish additional information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

          (e) EXPENSES. With respect to each inclusion of Registrable Shares in a registration statement pursuant to this Section 8, the Company shall bear the following fees, costs and expenses: all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, fees and disbursements of counsel for the underwriter or underwriters of such securities (if the Company and/or selling security holders are required to bear such fees and disbursements), all internal Company expenses, all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified. Any other fees and disbursements of counsel and accountants for the selling security holders, and all underwriting discounts and commissions and transfer taxes relating to the shares included in the offering by the selling security holders, and any other expenses incurred by the selling security holders not expressly included above, shall be borne by the selling security holders.

          (f) MISCELLANEOUS. The Company will mail to each Holder, at his last known post office address, written notice of any exercise of the rights granted under this paragraph 8, by certified or registered mail, return receipt requested, and each Holder shall have twenty (20) days from the date of deposit of such notice in the U.S. Mail to notify the Company in writing whether such Holder wishes to join in such exercise. The Company will furnish to each Holder for whom a registration has been filed a reasonable number of copies of any prospectus included in such filings and will amend or supplement the same as required during the period of required use thereof; provided, that the expenses of any amendment or supplement made or filed more than three (3) months after the effective date of the registration statement, at the request of any Holder, shall be paid by such Holder. The Company will maintain the effectiveness of any registration statement filed by the Company, whether or not at the request of the Holder hereof, for at least nine (9) months following the effective date thereof. In the case of the filing of any registration statement, and to the extent permissible under the Act and controlling precedent thereunder, the Company and the Holder of Registrable Shares covered by such registration statement shall provide cross indemnification agreements to each other in customary scope covering the accuracy and completeness of the information furnished by each. Holders of this Warrant or Registrable Shares being so registered agree to cooperate with the Company in the preparation and filing of any such registration statement, and in the furnishing of information concerning the Holder for inclusion therein, or in any efforts by the Company to establish that the proposed sale is exempt under the Act as to any proposed distribution.


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     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officers and dated as of the date first written above.

                                     Select Comfort Corporation

                                     By:  /s/ Mark A. Kimball
                                         ---------------------------------------
                                          Mark A. Kimball, Senior Vice President

ATTEST:

/s/ James C. Raabe
---------------------------------
Chief Financial Officer




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